UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12
WELLS TIMBERLAND REIT, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

On May 25, 2011, Wells Timberland REIT, Inc. (the “Company”) filed a definitive Proxy Statement (the “Proxy Statement”) for the 2011 Annual Meeting of Stockholders for the Company to be held on August 8, 2011 (the “Annual Meeting”). In connection with the Proxy Statement and the Annual Meeting, on June 1, 2011, the Company provided the following documents to the stockholders:

1.	Cover letter to stockholders transmitting the proxy package containing the proxy card, proxy statement and instructions for Internet or telephonic voting, attached hereto as Exhibit A;
2.	Email message to stockholders containing hyperlinks to electronic versions of the annual report, proxy card, proxy statement and instructions for Internet or telephonic voting, attached hereto as Exhibit B;
3.	Flyer containing stockholder voting instructions, attached hereto as Exhibit C.

The Company’s stockholders have received or will receive copies of the above-referenced materials, and may obtain additional copies by directing a written request to: Wells Timberland REIT, Inc., 6200 The Corners Parkway, Norcross, Georgia 30092-3365.

2

Exhibit A

June 1, 2011

Dear Wells Timberland REIT Stockholder:

As a stockholder of Wells Timberland REIT, Inc., you have the right to vote on important matters related to your investment. We hope that you will exercise that right and help to shape the future of the Company by casting your vote on the proposals in the 2011 proxy statement.

These proposals will be presented during the Annual Stockholders Meeting of Wells Timberland REIT, Inc., which will take place Monday, August 8, 2011, at 1:30 p.m. (ET) at the Hilton Atlanta Northeast, located at 5993 Peachtree Industrial Boulevard, Norcross, Georgia 30092.

Enclosed in your 2011 Wells Timberland REIT, Inc. proxy packet you will find:

—	Your proxy voting card,
—	The proxy statement, and
—	Simple instructions for authorizing your proxy vote via the Internet or telephone.

After you have reviewed the proxy materials, please promptly submit your proxy vote authorization. You may do so via the Internet at www.WellsTimberland.com/proxy, by telephone at 1-866-977-7699 (toll-free), or by mailing your completed proxy card. You will need to refer to your proxy control number when voting via the website or by telephone. Voting promptly by Internet or telephone can help to minimize costs to Wells Timberland REIT, Inc. as we seek to obtain the quorum required to conduct the stockholder meeting.

Please note that, if there are multiple Wells Timberland REIT, Inc. stockholder accounts represented at your address, you will find a unique proxy card enclosed for each account. In order to have the vote of all shares represented, you will need to enter the vote for EACH of these proxy cards separately.

Should you have any questions about the proxy materials, please call one of our Client Services Specialists at 800-557-4830. Representatives are available Monday through Thursday from 8:15 a.m. until 6:30 p.m., and Friday from 8:15 a.m. until 5:30 p.m. (ET). They also may be reached by e-mail at client.services@wellsref.com.

Thank you as always for your confidence in Wells Timberland REIT, Inc.

Sincerely,

Leo F. Wells III

President

Wells Timberland REIT, Inc.

6200 The Corners Parkway    Norcross, GA 30092-3365    Tel: (770) 449-7800 or (800) 448-1010    Fax: (770) 243-8199

www.WellsTimberland.com

Exhibit B

From: Wells Timberland REIT, Inc. [fundproxy@eproxy.com]

E-MAIL Subject Line: Wells Timberland REIT 2011 Proxy and Stockholder Meeting

Dear Wells Timberland REIT Stockholder:

As a stockholder of Wells Timberland REIT, Inc., you have the right to vote on important matters related to your investment. We hope that you will exercise that right and help to shape the future of the Company by casting your vote on the proposals in the 2011 proxy statement.

These proposals will be presented during the Annual Stockholders Meeting of Wells Timberland REIT, Inc., which will take place Monday, August 8, 2011, at 1:30 p.m. (ET) at the Hilton Atlanta Northeast, located at 5993 Peachtree Industrial Boulevard, Norcross, Georgia 30092.

To view your proxy materials, please visit www.WellsTimberland.com/proxy. After carefully reviewing the proxy statement and the sample proxy voting card, please submit your proxy authorization.

To authorize your proxy vote via the INTERNET:

1. Click on the proxy control number(s) below.

2. Continue by following the instructions provided on the website.

Proxy Control Number: << CONTROL #>>

Please note that, if there are multiple Wells Timberland REIT, Inc. stockholder accounts represented at your address, you will find unique control numbers listed above for each account. In order to have the vote of all shares represented, you will need to click on EACH control number above separately and enter your vote each time.

To authorize your proxy vote by TELEPHONE:

1. Call 1-866-977-7699 (toll-free).

2. When prompted, enter the control number(s) shown above, using your telephone keypad.**

3. Follow the additional instructions as prompted.

Voting promptly by Internet or telephone can help to minimize costs to Wells Timberland REIT as we seek to obtain the quorum required to conduct the stockholder meeting. However, if you wish to authorize your proxy vote by mail, please contact Wells Client Services to request a printed proxy card. (Please note that you cannot print and mail the sample proxy card shown on the electronic voting website.)

Should you have any questions about the proxy materials, please call one of our Client Services Specialists at 800-557-4830. Representatives are available Monday through Thursday from 8:15 a.m. until 6:30 p.m., and Friday from 8:15 a.m. until 5:30 p.m. (ET). They also may be reached by e-mail at client.services@wellsref.com.

Thank you as always for your confidence in Wells Timberland REIT, Inc.

Exhibit B

Sincerely,

Leo F. Wells III

President

Wells Timberland REIT, Inc.

* Please note: You will need a current version of Adobe Acrobat to view these documents. If you do not have a current version, you may download it for free at http://www.adobe.com.

** Please keep in mind that, because you are receiving your proxy materials electronically, you will not receive a printed proxy card. While authorizing your proxy vote, you may simply use the     control number(s) shown on this e-mail when directed to your proxy card.

Investors who consent to electronically receive stockholder communications authorize Wells Timberland to either (i) e-mail stockholder communications or (ii) make them available on its Investor Web Site via www.WellsTimberland.com. The stockholder’s consent will be effective until they revoke it. In addition, stockholders who consent to electronic access will be responsible for the customary Internet Service Provider charges (i.e., online fees) in connection with access to these materials.

To unsubscribe or modify your e-Delivery options, including changes to your e-mail address, log in to the Investor Web Site.

Exhibit C

# It's time ...

## to authorize your proxy for Well Timberland REIT.

**Your prompt proxy authorization helps us collect the votes needed to conduct official business.**

**Authorizing your proxy early also may help save Wells Timberland REIT, Inc. considerable expenses, because we won't have to follow up with additional mailings or phone calls. You may authorize your proxy in one of three ways. Please have your proxy card handy.**

**ONLINE**

http://www.WellsTimberland.com/proxy

**BY PHONE**

Call 1-866-977-7699 and follow the recorded instructions.

**BY MAIL**

Sign and date your proxy card and return it in the postage-paid envelope provided.

Wells must receive your vote no later than

**1:30 p.m. (ET), August 8, 2011.**

If you've misplaced your proxy card, please call Wells Client Services at 800-557-4830 for a replacement.

WELLS

TMMPFLYI1104-0307